SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                   FORM 8-K/A
                                     (12g3)


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report: February 5, 2001



                             THE ART BOUTIQUE, INC.
                          ----------------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


                                  KEARNEY, INC.
                              --------------------
                     (Prior name of corporation pre-merger)


 WYOMING                        000-31057               83-0327512
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          pre-merger)
pre-merger)

WYOMING
-----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


                    P.O. Box 4644, Casper, Wyoming 82604-4644
           ----------------------------------------------------------
                                  (NEW ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: None

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT


On November 3, 2000, The Art Boutique, Inc. subscribed for and paid for one million shares of common stock of Kearney, Inc. for $3,000. Kearney, Inc. used the proceeds of the subscription to rescind the subscriptions and repay the original investment of all original shareholders due to the fact that the SEC expressed a position in a letter from Richard Wulff dated January 21, 2000, that all shares issued in "blank check" companies must be registered before any resale, and that was not the representation made originally to Kearney, Inc. share subscribers. A total of 720,000 shares were rescinded. After the recission, the Art Boutique, Inc. owned 100% of the issued and outstanding shares of Kearney, Inc. and then conducted a statutory merger with its wholly owned subsidiary.


The Company is a successor registrant pursuant to Section 12(g) 3 of the Securities Exchange Act of 1934, by virtue of a statutory merger of the Parent, The Art Boutique, Inc. a Wyoming corporation, and its wholly owned subsidiary, Kearney, Inc., a Wyoming corporation, with The Art Boutique, Inc. being the survivor. There was no change to the issued and outstanding shares of The Art Boutique, Inc. and all shares of Kearney, Inc. were retired by virtue of the merger.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS


In November 2000, The Art Boutique, Inc. executed its Plan of Merger and Articles of Merger with Kearney, Inc. At the time of the effective date of the merger, The Art Boutique, Inc. owned 100% of the issued and outstanding stock of Kearney, Inc. A total of 720,000 of the outstanding shares of Kearney, Inc. were rescinded prior to the merger. The Art Boutique, Inc. is the surviving company after the merger.


ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS

                None.

ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS


     The officers and Directors of The Art Boutique, Inc. now form the Board after the Merger of companies. A prior Director of Kearney, Inc., Ronald A. Shogren, resigned effective upon the Merger.

     WILLIAM A. ERICKSON, age 68, is President and a Director of the Company. Mr. Erickson graduated from the University of Wyoming in 1959 with a Bachelor of Science degree in Education. He served in the Armed Forces from 1950 to 1955. He has been associated with the real estate business for forty years, starting in 1960 when he received his real estate license. He qualified as a real estate broker in 1986. Mr. Erickson is currently working toward an Associate of Applied Science Degree/Computer Science with Business option. Mr. Erickson was a Director and officer of Bird-Honomichl, Inc. (1994-1998). Mr. Erickson is currently an Officer and Director of The Art Boutique, Inc., Fuels, Inc., Prairie, Inc., and was an officer and Director of Kearney, Inc. (1999 - 2000). He has been an Officer and Director of Tempus, Inc. (1997 - May 2000) and is President and Director of Garner Investments, Inc.

     PERCY S. CHOPPING, JR., age 67, is a Dirctor of the Company. Mr. Chopping retired from the University of Wyoming in 1994, where he headed the Photography and Video Production Department of the Wyoming Family Practice Medical Center for sixteen years. Mr. Chopping currently operates his Photography and Video business. Mr. Chopping is currently an officer and Director of Hinds, Inc., and Prairie, Inc. He was an officer and Director of Zee, Inc. from 1997 to March 2000, and he was a Director of Kearney, Inc. (1999 - 2000).

     MICHAEL R. BUTLER, age 46, is Secretary/Treasurer and a Director of the Company. Mr. Butler was employed for 19 years by Amoco Production Company, an oil and gas producing company operating in the state of Wyoming. In 1997 and 1998, Mr. Butler has owned and operated a farm/ranch west of Casper, Wyoming. Mr. Butler has been trained in and has experience in waterflood injection, oil and gas producing operations, maintenance, and wetland development. Mr. Butler is a Director of Hindsight, Inc. dba Oil City Printers, a commercial printing business (since 1988). Mr. Butler is a Director and Secretary/Treasurer of The Art Boutique, Inc. (since 1996), Phillips 44, Inc. (1998 - 2000), and was a Directory and Secretary of Tempus, Inc. (1997 - 2000).



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements -

                                1.  Audited Financial Statements of The Art
                                    Boutique, Inc. for the periods ended.  Decem
                                    -ber 31, 1998 and 1999.

                                2. Pro Forma Consolidated Financial Statements (Unaudited) of The Art Boutique, Inc. after merger with Kearney, Inc.


        Exhibits -           10.1 Articles of Merger*
                             10.2 Plan of Merger*

                             * Previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 5, 2001                        The Art Boutique, Inc.



                                               By: /s/ William A. Erickson
                                                  ------------------------------
                                                  William A. Erickson, President

                               ART BOUTIQUE, INC.

                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS

                          Year Ended December 31, 1999

                           Michael Johnson & Co., LLC
                          Certified Public Accountants
                        9175 East Kenyon Ave., Suite 100
                             Denver, Colorado 80237

Michael B. Johnson, C.P.A.                            Telephone:  (303) 796-0099
Member:  A.I.C.P.A.                                         Fax:  (303) 796-0137
Colorado Society of C.P.A.s


Board of Directors
Art Boutique, Inc.
Casper, WY


We have audited the accompanying balance sheet of Art Boutique, Inc. (A Development Stage Company) as of December 31, 1999 and 1998 and the related statements of operations, cash flows, and stockholders' equity for the years ended December 31, 1998 and 1999 and for the period May 15, 1987 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Art Boutique, Inc. at December 31, 1999 and 1998 and the results of their operations and their cash flows for the year ended December 31, 1998 and 1999, and for the period May 15, 1987 to December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2, condition exist which raised substantial doubt about the Company's ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Michael Johnson & Co., LLC

Michael Johnson & Co., LLC
Denver, Colorado
December 13, 2000


                                       ART BOUTIQUE, INC.
                                 (A Development Stage Company)
                                         Balance Sheet
                                          December 31,


                                                                       1999                    1998
                                                                       ----                    ----
ASSETS:
Current Assets:
   Cash                                                                       $ -                   $ -
                                                                 -----------------         -------------

      Total Current Assets                                                      -                     -

TOTAL ASSETS                                                                  $ -                   $ -
                                                                 =================         =============


LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
   Accounts Payable                                                           $ -                   $ -
                                                                 -----------------         -------------

      Total Current Liabilities                                                 -                     -
                                                                 -----------------         -------------

Stockholders' Equity:
Common Stock, no par value; 50,000,000 shares authorized;
   4,471,900 shares issued and outstanding                                 30,795                30,795
Deficit accumulated during the development stage                          (30,795)              (30,795)
                                                                 -----------------         -------------

      Total stockholders' equity                                                -                     -
                                                                 -----------------         -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                    $ -                   $ -
                                                                 =================         =============


The accompanying notes are an integral part of these financial statements.

                                       ART BOUTIQUE, INC.
                                 (A Development Stage Company)
                                    Statement of Operations


                                                 Year                   Year               May 15, 1987
                                                 Ended                  Ended              Inception to
                                                 1999                   1998               December 31, 1999
                                                                                           -----------------
                                             --------------         --------------

Revenue                                                $ -                    $ -               $ 61,102

Expenses:

    Depreciation                                         -                      -                  3,745
    Loss from discontinued operations                    -                      -                 26,331
    General and administrative                           -                      -                 61,821
                                             --------------         --------------         --------------

        Total Expenses                                   -                      -                 91,897
                                             --------------         --------------         --------------

Net Loss                                               $ -                    $ -              $ (30,795)
                                             ==============         ==============         ==============

Net Loss per share common stock                        $ -                    $ -
                                             ==============         ==============

Weighted average number of
   common shares outstanding                     4,471,900              4,471,900
                                             ==============         ==============




The accompanying notes are an integral part of these financial statements.


                                       ART BOUTIQUE, INC.
                                  (A Development Stage Company)
                                     Statement of Cash Flows

                                        Indirect Method

                                                                                                     May 15, 1984
                                                                 Year                Year            (Inception) to
                                                                 Ended              Ended            December 31,
                                                                 1999                1998               1999
                                                                 ----                ----
                                                                                                     -----------

Cash Flows from Operating Activities:
Net Loss                                                               $ -                $ -          $(30,795)
Adjustments to reconcile net loss to net cash used
   by operating activities
 Changes in operating assets and liabilities:
   Depreciation                                                          -                  -            18,316
   Increase (Decrease) in Accounts Payable                               -                  -                 -
   Stock issued for services Non-Cash                                    -                  -             1,000
   Decrease (Increase) in Prepaid Expenses                               -                  -                 -
                                                             --------------      -------------       -----------
Net Cash Flows Used by Operating Activities                              -                  -           (11,479)
                                                             --------------      -------------       -----------

Cash Flows from Investing Activities:
   Sale of Equipment (Net)                                               -                  -             2,902
   Acquisition of Fixed Assts                                            -                  -           (21,218)
                                                             --------------      -------------       -----------
Net Cash Flows Provided by Investing Activities                          -                  -           (18,316)
                                                             --------------      -------------       -----------

Cash Flows from Financing Activities:
   Issuance of Common Stock                                              -                  -            29,795
                                                             --------------      -------------       -----------
Net Cash Flows Provided by Financing Activities                          -                  -            29,795
                                                             --------------      -------------       -----------

Net Increase (Decrease) in Cash                                          -                  -                 -
                                                             --------------      -------------       -----------

Cash at Beginning of Period                                             -                   -                 -
                                                             --------------      -------------       -----------

Cash at End of Period                                                  $ -                $ -               $ -
                                                             ==============      =============       ===========


The accompanying notes are an integral part of these financial statements

                               ART BOUTIQUE, INC.
                         (A Development Stage Company)
                              Stockholders' Equity



                                                                      Deficit
                                                                      Accum. During
ISSUANCE OF                                   Common Stock            the Development
COMMON STOCK:                           # of Shares       Amount      Stage             Totals
                                        -----------       ------      ---------------   ------

May 11, 1984                              396,900        $ 8,745             $ -         $ 8,745

Net Loss December 31, 1984                      -              -          (6,376)         (6,376)
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1984               396,900          8,745          (6,376)          2,369
                                    --------------   ------------   -------------   -------------

Issued in 1985                             30,900          9,300               -           9,300
Net Loss December 31, 1985                      -              -          (8,513)         (8,513)
                                    --------------   ------------   -------------   -------------
Balance -  December 31, 1985              427,800         18,045         (14,889)          3,156
                                    --------------   ------------   -------------   -------------

Issued in 1986                             25,200          7,450               -           7,450
Net Loss December 31, 1986                      -              -          (9,869)         (9,869)
                                    --------------   ------------   -------------   -------------
Balance -  December 31, 1986              453,000         25,495         (24,758)            737
                                    --------------   ------------   -------------   -------------

Net Loss December 31, 1987                      -              -            (589)           (589)
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1987               453,000         25,495         (25,347)            148
                                    --------------   ------------   -------------   -------------

Issued in 1988                                900            300               -             300
Net Loss December 31, 1988                      -              -          (2,221)         (2,221)
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1988               453,900         25,795         (27,568)         (1,773)
                                    --------------   ------------   -------------   -------------

Issued in 1989                             12,000          2,000               -           2,000
Net Gain - December 31, 1989                    -              -             356             356
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1989               465,900         27,795         (27,212)            583
                                    --------------   ------------   -------------   -------------

Net Loss December 31, 1990                      -              -             (64)            (64)
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1990               465,900         27,795         (27,276)            519
                                    --------------   ------------   -------------   -------------

Issued in 1991                              3,000          1,000               -           1,000
Net Loss December 31, 1991                      -              -            (475)           (475)
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1991               468,900         28,795         (27,751)          1,044
                                    --------------   ------------   -------------   -------------

Net Gain December 31, 1992                      -              -             155             155
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1992               468,900         28,795         (27,596)          1,199
                                    --------------   ------------   -------------   -------------

Net Gain December 31, 1993                      -              -           1,265           1,265
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1993               468,900         28,795         (26,331)          2,464
                                    --------------   ------------   -------------   -------------

Net Loss December 31, 1994                      -              -            (660)           (660)
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1994               468,900         28,795         (26,991)          1,804
                                    --------------   ------------   -------------   -------------

                                       F-5


                               ART BOUTIQUE, INC.
                         (A Development Stage Company)
                              Stockholders' Equity
                                    Continue



Issued in 1995                              3,000          1,000               -           1,000
Net Loss December 31, 1995                      -              -          (2,851)         (2,851)
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1995               471,900         29,795         (29,842)            (47)
                                    --------------   ------------   -------------   -------------

Net Gain December 31, 1996                      -              -              47              47
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1996               471,900         29,795         (29,795)              -
                                    --------------   ------------   -------------   -------------

Issued March 14, 1997                   4,000,000          1,000               -           1,000
Net Loss December 31, 1997                      -              -          (1,000)         (1,000)
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1997             4,471,900         30,795         (30,795)              -
                                    --------------   ------------   -------------   -------------

Net Gain December 31, 1998                      -              -               -               -
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1998             4,471,900         30,795         (30,795)              -
                                    --------------   ------------   -------------   -------------

Net Gain December 31, 1999                      -              -               -               -
                                    --------------   ------------   -------------   -------------
Balance - December 31, 1999             4,471,900       $ 30,795       $ (30,795)            $ -
                                    ==============   ============   =============   =============


The accompanying notes are an integral part of these financial statements.

                               ART BOUTIQUE, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 1999


Note 1 - Organization and Summary of Significant Accounting Policies:
         ------------------------------------------------------------

         Organization:

         The Company was organized in the State of Wyoming on May 15, 1984. The Company operated from the date of organization through November 30, 1996 conduction art classes, teaching painting techniques, and selling supplies. The Company closed their operation and liquidated all of its assets in full settlement of its liabilities on December 19, 1996. The Company has been dormant with no assets or liabilities since December 19, 1996.

         The Company's fiscal year end is December 31.

         Basis of Presentation - Development Stage Company

         The Company has not earned significant revenues from limited principal operations. Accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in Financial Accounting Standards Board Statement No. 7 ("SFAS 7"). Among the disclosures required by SFAS 7 are that the Company's financial statements be identified as those of an development stage company, and that the statements of operations, stockholders' equity (deficit) and cash flows disclose activity since the date of the Company's inception.

         Basis of Accounting

         The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles.

         Cash and Cash Equivalents:

         The Company considers all highly-liquid debt instruments, with an original maturity of three months, to be cash equivalents.

         Use of Estimates:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

         Net Loss Per Share

         Net loss per share is based on the weighted average number of common shares and common shares equivalents outstanding during the period.

                               ART BOUTIQUE, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 1999


         Fixed Assets

         The purchased equipment is recorded at cost. Depreciation is computed on purchased property using the straight-line method over the following estimated useful lives of the assets:

                  Equipment                                   5 years


         Fair value of Financial Instruments

         The carrying amount of cash is considered to be representative of it's fair values because of the short-term nature of this financial instrument.

Note 2 - Federal Income Tax:

         The Company has made no provision for income taxes because there have been no operations to date causing income for financial statement or tax purposes.

         The Financial Accounting Standards Board (FASB) has issued Statement of Financial Accounting Standards Number 109 ("SFAS 109"), "Accounting for Income Taxes", which requires a change from the deferred method to the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities.

         Deferred tax assets:
         Net operating loss carryforwards                   $30,795
         Valuation allowance                                (30,795)
                                                            --------
         Net deferred tax assets                            $     -
                                                            ========

         At December 31, 1999, the Company had net operating loss carryforwards of approximately $30,795 for federal income tax purposes. These carryforwards if not utilized to offset taxable income will expire in 2001.

Note 3 - Capital Stock Transactions

         The authorized capital stock of the Company is 50,000,000 shares of common stock at no par value. During the period, the Company issued no shares of common stock.

                               ART BOUTIQUE, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 1999

Note 4 - Going Concern

         The Company's financial statements have been presented on the basis that it is a going concern which contemplated the realization of assets and the satisfaction of liabilities in the normal course of business.

         The Company is in the development stage and has not earned any revenues from operations. The Company's ability to continue as a going concern is dependent upon its ability to develop additional sources of capital or locate a merger candidate and ultimately, achieve profitable operations. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties. Management is seeking new capital to revitalize the Company.

                  CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                           OF THE ART BOUTIQUE, INC.
                        (POST MERGER WITH KEARNEY, INC.)
                               DECEMBER 31, 2000



                                       ART BOUTIQUE, INC.
                                  (A DEVELOPMENT STAGE COMPANY)
                            UNAUDITED BALANCE SHEET FOR DECEMBER 31,
                                     CONSOLIDATED PRO FORMA


ASSETS                                                                        2000                     1999

Current Assets
Cash                                                                                $ -                     $ -
                                                                         ---------------           -------------
Total Current Assets                                                                  -                       -

                                                                         ---------------           -------------
TOTAL ASSETS                                                                        $ -                     $ -
                                                                         ===============           =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                                    $ -                     $ -
Loans from Stockholders                                                           2,300                       -
                                                                         ---------------           -------------
Total Current Liabilities                                                         2,300                       -

Stockholders' Equity
Common stock, no par value; 50,000,000 shares authorized
 4,471,900 shares issued and outstanding                                         30,795                  30,795
Retained Earnings (Deficit)                                                     (33,095)                (30,795)
                                                                         ---------------           -------------
Total Stockholders' Equity                                                       (2,300)                      -

                                                                         ---------------           -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $ -                     $ -
                                                                         ===============           =============




                               ART BOUTIQUE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        UNAUDITED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31,
                             CONSOLIDATED PRO FORMA

                                                      2000                   1999
REVENUES
Operating Revenues
                                                 ---------------        ---------------
TOTAL REVENUES                                                -                      -

COST OF GOODS SOLD
Cost of Sales
                                                 ---------------        ---------------
TOTAL COST OF GOODS SOLD                                      -                      -

OPERATING COSTS
Amortization & Depreciation
General & Administrative
                                                 ---------------        ---------------
TOTAL OPERATING COSTS                                         -                      -

OTHER INCOME (EXPENSE)
Interest Income
Other Income
Loss on merger of Kearny, Inc.                           (2,300)
Interest Expense
                                                 ---------------        ---------------
TOTAL OTHER INCOME (EXPENSE)                             (2,300)                     -

NET INCOME (LOSS)                                      $ (2,300)                   $ -
                                                 ===============        ===============

Net Loss per Share                                        (0.00)                     -
Weighted Average Common Shares                        4,471,900              4,471,900


                               ART BOUTIQUE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        UNAUDITED STATEMENT OF CASH FLOWS
                         FOR THE YEAR ENDED DECEMBER 31,
                             CONSOLIDATED PRO FORMA


                                                             2000                    1999
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                                     $ (2,300)

Adjustments to reconcile net loss to
cash used in operating activities:
Depreciation
Stock issued for services & expenses
(Increase) Decrease in current assets
Increase (Decrease) in current liabilities                      2,300
(Increase) Decrease in other assets
                                                         -------------           --------------

NET CASH PROVIDED (USED) BY                                         -                        -
OPERATING ACTIVITIES

CASH FLOWS FROM INVESTING ACTIVITIES
   (Purchase) Sale of property and equipment
   (Increase) Decrease in notes payable

                                                         -------------           --------------
NET CASH FLOWS FROM INVESTING ACTIVITIES                            -                        -

CASH FLOWS FROM FINANCING ACTIVITIES
   Increase (Decrease) in notes payable
   Sale of Common Stock
   Sale of Treasury Stock
                                                         -------------           --------------
NET CASH FLOWS FROM FINANCING ACTIVITIES                            -                        -

NET INCREASE (DECREASE) IN CASH                                     -                        -

CASH AT BEGINNING OF PERIOD                                         -

CASH AT END OF PERIOD                                             $ -                      $ -
                                                         =============           ==============



                             THE ART BOUTIQUE, INC.
                   NOTES TO CONSOLIDATED PRO FORMA STATEMENTS
                                   (UNAUDITED)

Note A: The accompanying pro forma statements of operation give effect to the merger of The Art Boutique, Inc. and Kearney, Inc., all as if consummated on December 31, 1999. The operations of The Art Boutique, Inc. have been pooled with Kearney, Inc. for all periods represented.

The accompanying pro forma statements of operations give effect to the following pro forma adjustments:

     The Kearney, Inc. amounts presented are for the period from inception through December 31, 2000. The Company's management believes the amounts presented are representative of the historical operations of The Art
     Boutique, Inc. for the year ended December 31, 1999 and the interim. The Company has included the $2,300 paid by Kearney, Inc. to the original shareholders of Kearney, Inc. to rescind their stock even though the combined entities will not incur these transaction costs in future operations.

Note B: Pro forma earnings per share are based on the number of common and common stock equivalents outstanding as of the end of the periods presented and are computed after giving effect to the shares of common stock issued resulting from the merger of Kearney, Inc. and The Art Boutique, Inc. as of the beginning of the period.


                                      PF-5